UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 19, 2003
Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.),

890 Faulstich Court
San Jose, CA 95112
(Address of principal executive offices, including zip code)

(408) 453-8840
(Registrant’s telephone number, including area code)

Registrant is not required to file, and is not filing, this Report on Form 8-K/A pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934. Registrant is filing this Report on Form 8-K/A solely to fulfill its obligations under the Indenture, dated as of October 2, 1995, by and between Portola Packaging, Inc. and American Bank National Association.

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-23.1 Consent of Independent Accountant
EX-99.1 Audited Combined Balance Sheet/Tech Indust
EX-99.1 Unaudited Condensed Combined Balance Sheet
EX-99.3 Unaudited Proforma

Item 2. Acquisition or Disposition of Assets

     This Form 8-K/A is being filed to amend the Form 8-K filed with the Commission on October 6, 2003 by Portola Packaging, Inc. (“Portola”), a Delaware corporation, to include the financial statements and pro forma financial information referred to in Item 7 of this Form 8-K/A, relating to the acquisition of all of the issued and outstanding capital stock of Tech Industries, Inc. and Tech Industries U.K. Ltd., an affiliate, both Rhode Island corporations (collectively “Tech”). Portola also acquired certain land, buildings and fixtures used by Tech in its manufacturing operations and held by Fairmount Realty Associates and 84 Fairmount Street Limited Partnership, affiliates of Tech, that were transferred to Tech Industries, Inc. immediately prior to the closing. The acquisition closed on September 19, 2003. Except as set forth in Item 7 below, no other changes have been or are being made to the disclosures already included in the report of Portola on Form 8-K filed with the Commission on October 6, 2003.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Attached as Exhibits 99.1 and 99.2 are the following items:

i)	The audited combined balance sheets of Tech Industries, Inc. and Affiliates as of December 29, 2002 and December 30, 2001, and the related combined statements of income (loss), equity and cash flows for the years ended December 29, 2002, December 30, 2001 and December 31, 2000, and Report of Independent Auditors of Prescott Chatellier Fontaine & Wilkinson, LLP with respect thereto.

ii)	The unaudited condensed combined balance sheet as of June 30, 2003 and the unaudited condensed combined statements of income and cash flows of Tech Industries, Inc. and Affiliates for the six-month periods ended June 30, 2003 and 2002.

(b)	Pro Forma financial information.

Attached as Exhibit 99.3 are the following items:

i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31, 2003.

ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended August 31, 2002.

iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended May 31, 2003.

iv)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Exhibits.

	2.01	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries, Inc. and the shareholders of Tech Industries, Inc. incorporated herein by reference to exhibit 2.01 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	2.02	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries U.K. Ltd. and the shareholders of Tech Industries U.K. Ltd. incorporated herein by reference to exhibit 2.02 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	2.03	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of Fairmount Realty Associates incorporated herein by reference to exhibit 2.03 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	2.04	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of 84 Fairmount Street Limited Partnership incorporated herein by reference to exhibit 2.04 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	2.05	Closing Agreement, dated as of September 19, 2003, by and among the Registrant, the shareholders of Tech Industries, Inc., the shareholders of Tech Industries U.K. Ltd. and the partners of Fairmount Realty Associates and 84 Fairmount Street Limited Partnership incorporated herein by reference to exhibit 2.05 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	10.1	Consent and First Amendment to Third Amended and Restated Credit Agreement dated as of September 19, 2003 by and among Portola Packaging, Inc., as Borrower and Heller Financial, Inc. as Agent and Lender incorporated herein by reference to exhibit 10.1 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

	23.01	Consent of Independent Accountants.

	99.1	The audited combined balance sheets of Tech Industries, Inc. and Affiliates as of December 29, 2002 and December 30, 2001, and the related combined statements of income (loss), equity and cash flows for the years ended December 29, 2002, December 30, 2001 and December 31, 2000, and Report of Independent Auditors of Prescott Chatellier Fontaine & Wilkinson, LLP with respect thereto. (filed herewith)

	99.2	The unaudited condensed combined balance sheet as of June 30, 2003 and the unaudited condensed combined statements of income and cash flows of Tech Industries, Inc. and Affiliates for the six-month periods ended June 30, 2003 and 2002. (filed herewith)

	99.3	Unaudited pro forma condensed consolidated financial statements. (filed herewith)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc. a Delaware corporation

Date: December 4, 2003	By:	/s/ Dennis L. Berg Dennis L. Berg, Vice President and Chief Financial Officer

INDEX TO EXHIBITS

2.01	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries, Inc. and the shareholders of Tech Industries, Inc. incorporated herein by reference to exhibit 2.01 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

2.02	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries U.K. Ltd. and the shareholders of Tech Industries U.K. Ltd. incorporated herein by reference to exhibit 2.02 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

2.03	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of Fairmount Realty Associates incorporated herein by reference to exhibit 2.03 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

2.04	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of 84 Fairmount Street Limited Partnership incorporated herein by reference to exhibit 2.04 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

2.05	Closing Agreement, dated as of September 19, 2003, by and among the Registrant, the shareholders of Tech Industries, Inc., the shareholders of Tech Industries U.K. Ltd. and the partners of Fairmount Realty Associates and 84 Fairmount Street Limited Partnership incorporated herein by reference to exhibit 2.05 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

10.1	Consent and First Amendment to Third Amended and Restated Credit Agreement dated as of September 19, 2003 by and among Portola Packaging, Inc., as Borrower and Heller Financial, Inc. as Agent and Lender incorporated herein by reference to exhibit 10.1 to Portola’s report on Form 8-K as filed with the Commission on October 6, 2003.

23.01	Consent of Independent Accountants.

99.1	The audited combined balance sheets of Tech Industries, Inc. and Affiliates as of December 29, 2002 and December 30, 2001, and the related combined statements of income (loss), equity and cash flows for the years ended December 29, 2002, December 30, 2001 and December 31, 2000, and Report of Independent Auditors of Prescott Chatellier Fontaine & Wilkinson, LLP with respect thereto. (filed herewith)

99.2	The unaudited condensed combined balance sheet as of June 30, 2003 and the unaudited condensed combined statements of income and cash flows of Tech Industries, Inc. and Affiliates for the six-month periods ended June 30, 2003 and 2002. (filed herewith)

99.3	Unaudited pro forma condensed consolidated financial statements. (filed herewith)

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